UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: October 30, 2006

MANGAPETS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

000-27407	98-0187705
(Commission File Number)	(IRS Employer Identification Number)

Rene Hamouth, Chief Executive Officer

2608 Finch Hill, Vancouver, British Columbia, Canada V7S 3H1
(Address of principal executive offices)

     (604) 922-7774
(Registrant¡¦s telephone number, including area code)

N/A
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant

The Company has received the letter form Peterson Sullivan furnishing the Company with a letter addressed to the Securities and Exchange Commission stating that Peterson Sullivan agrees with the amended 8K dated October 27th 2006.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

EXHIBIT NUMBER DESCRIPTION

16.1	Letter of Peterson Sullivan PLLC

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized

MangaPets, Inc.

Signature	Date

By: /s/ Rene Hamouth	October 30, 2006
Name: Rene Hamouth
Title: Chief Executive Officer